                                                                   EXHIBIT 10(b)

                               FOURTH AMENDMENT


          FOURTH AMENDMENT, dated as of July 10, 1998 (this "Fourth Amendment"), to the Agreement and Amendment dated as of February 26, 1997, as amended by the First Amendment, dated as of June 17, 1997, the Second Amendment, dated as of February 3, 1998 and the Third Amendment, dated as of March 26, 1998 (as the same may be amended, supplemented or modified from time to time, the "February 1997 Five-Year Agreement and Amendment") among COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, THE BANK OF NEW YORK, DEUTSCHE BANK AG, FLEET NATIONAL BANK, THE FUJI BANK LIMITED, THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK NATIONAL ASSOCIATION, TORONTO DOMINION (TEXAS), INC., UNION BANK OF SWITZERLAND, NEW YORK BRANCH AND WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"), THE SAKURA BANK, LTD. NEW YORK BRANCH, THE SUMITOMO BANK LIMITED, SUNTRUST BANK, NASHVILLE, N.A., WELLS FARGO BANK, N.A., as Lead Managers (collectively, the "Lead Managers") and THE CHASE MANHATTAN BANK, a New York banking corporation as Agent for the Banks hereunder ("Chase", and in such capacity, the "Agent") and as CAF Loan Agent (in such capacity, the "CAF Loan Agent").


                              W I T N E S E T H :
                              ------------------


          WHEREAS, for the convenience of the parties to the agreement and amendment dated as of February 28, 1996 (the "February 1996 Agreement and Amendment"), among the Company, the several banks and other financial institutions from time to time parties thereto and Chase, as agent for the Banks hereunder and as CAF Loan Agent, a composite conformed copy (the "Five-Year Composite Conformed Credit Agreement") of the Credit Agreement, dated as of February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment, the February 1995 Agreement and Amendment and the February 1996 Agreement and Amendment was prepared and delivered to such parties;

          WHEREAS, the February 1997 Five-Year Agreement and Amendment adopts and incorporates by reference all of the terms and provisions of the Five-Year Composite Conformed Credit Agreement, subject to the amendment thereto provided for in the February 1997 Five-Year Agreement and Amendment;

          WHEREAS, the parties hereto wish to amend certain provisions of the February 1997 Five-Year Agreement and Amendment on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the February 1997 Five-Year Agreement and Amendment shall be used as so defined.

          2.   Amendments to the February 1997 Five-Year Agreement and
Amendment.
     (a) Section 3 of the February 1997 Five-Year Agreement and Amendment is hereby amended as follows:

     (1) by inserting in such section the following new defined terms in proper alphabetical order:

          "`Consolidated Net Worth': as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Company and its Subsidiaries at such date.".

          "`Consolidated Total Capitalization': for any period for which the amount thereof is to be determined, the sum of Consolidated Net Worth at such date and Consolidated Total Debt at such date.".

          "`July 1998 Term Loan Facility': the senior term loan facility, dated as of July 8, 1998, among the Company, the several banks and financial institutions from time to time parties thereto, and The Chase Manhattan Bank, as agent, as the same may be amended, supplemented or otherwise modified from time to time.".

          "`Regulation X': Regulation X of the Board of Governors of the Federal Reserve System.".

     (2) by deleting the defined terms "Mandatory Prepayment Event" and "Subsidiary" in their entirety and substituting in lieu thereof the following new defined terms in proper alphabetical order:

          "`Mandatory Prepayment Event':  any of the following events:

               (a) the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from any sale or other disposition by it of any business, hospital or other assets, including any capital stock or other ownership interest in any Subsidiary or any intercompany obligations (other than as a result of any casualty where such Net Cash Proceeds are to be used to replace or rebuild the related assets);

               (b) the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from the issuance to Persons other than the Company and its Subsidiaries of any capital stock or other ownership interests of the Company or such Subsidiary, as the case may be; and

               (c) the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from the incurrence from, or the issuance or sale to, persons other than the Company and its Subsidiaries of any Indebtedness of the Company or such Subsidiary, as the case may be (excluding Indebtedness under the February 1997 Five-Year Agreement and Amendment and the July 1998 Term Loan Facility), with a scheduled maturity date on the date of incurrence thereof which is, or which is extendable at the option of the Company or such Subsidiary to be, one year or more from such date of incurrence;

     In each case for (a), (b) and (c), excluding (i) any such event in which the Net Cash Proceeds so received (together with the Net Cash Proceeds received from any related series of events) are less than $10,000,000 and
     (ii) any such event to the extent that the Net Cash Proceeds from such event, together with the Net Cash Proceeds from all other events referred to in this definition from March 26, 1998 (excluding, in each case, any such event excluded by clause (i) above), is $500,000,000 or less.".

          "`Subsidiary': as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.".

     (b) Section 6 of the February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new paragraphs after Section 6 reading as follows:

     "SECTION 6B. Subsections 3.1, 3.2 and 3.15 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by the February 1997 Five-Year Agreement and Amendment are hereby amended by deleting such subsections in their entirety and inserting in lieu thereof the following new subsections 3.1, 3.2 and 3.15:

               '3.1 Corporate Organization and Existence. Each of the Company and each Subsidiary is a corporation, partnership or other entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is organized (except, in the case of Subsidiaries, where the failure to be in good standing would not be material to the Company and its Subsidiaries on a consolidated basis) and has all necessary power to carry on the business now conducted by it. The Company has all necessary corporate power and has taken all corporate action required to make all the provisions of this Agreement and the Notes and all other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations they purport to be. Each of the Company and each Subsidiary is duly qualified and in good standing in all jurisdictions other than that of its organization in which the physical properties owned, leased or operated by it are located (except, in the case of Subsidiaries, where the failure to be in good standing would not be material to the Company and its Subsidiaries on a consolidated basis), and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of Governmental Authorities, or otherwise, to carry on its business in the places and in the manner presently conducted.

               3.2 Subsidiaries. As of the date hereof, the Company has only the Subsidiaries set forth in Schedule II. Schedule II indicates all Subsidiaries of the Company which are not wholly-owned Subsidiaries as of the date hereof. As of the date hereof, the capital stock and securities owned by the Company and its Subsidiaries in each of the Company's Subsidiaries are owned free and clear of any mortgage, pledge, lien, encumbrance, charge or restriction on the transfer thereof other than restrictions on transfer imposed by applicable securities laws and restrictions, liens and encumbrances outstanding on the date hereof and listed in said Schedule II.

               3.15 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect (except in a manner which is not in violation of Regulation U or X) or for any purpose which violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System. If requested by any Bank or the Agent, the Company will furnish to the Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.'"

     (c) Section 8A of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "SECTION 8A. Ratio of Consolidated Total Debt to Consolidated Total Capitalization. Subsection 5.6 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               `Ratio of Consolidated Total Debt to Consolidated Total Capitalization. The Company and its Subsidiaries will not at any time have outstanding Consolidated Total Debt in an amount in excess of 65% of Consolidated Total Capitalization.'".

     (d) Section 8D of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

          "SECTION 8D. Distributions. Subsection 5.8 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment as hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               `5.8 Distributions. The Company will not make any Distribution except that, so long as no Event of Default exists or would exist after giving effect thereto, the Company may make a Distribution;

          provided however, that at any time the Commitments under this Agreement plus the commitments under the June 1997 364-Day Agreement and Amendment (or, if such commitments have expired or been terminated, the outstanding loans thereunder) shall exceed $2,000,000,000 in aggregate amount, the Company will not purchase, repurchase, redeem or otherwise acquire (including any "synthetic" acquisitions through equity derivatives) any shares of any class of capital stock of the Company directly or indirectly through a Subsidiary or otherwise, except for such acquisitions funded with the proceeds of loans made pursuant to the July 1998 Term Loan Facility or the February 1997 Five-Year Agreement and Amendment in an aggregate principal amount of up to $1,000,000,000.'.

     (e) Section 8F of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

          "SECTION 8F. Limitation on Optional Payments and Modifications of Debt Instruments. The Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new subsection immediately following subsection 5.15 therein as follows:

               `5.16 Limitation on Optional Payments and Modifications of Debt Instruments. At any time the commitments under the February 1997 Five-Year Agreement and Amendment plus the commitments under the June 1997 364-Day Agreement and Amendment (or, if such commitments have expired or been terminated, the outstanding loans thereunder) exceed $2,000,000,000 in aggregate amount, the Company will not make, and will not permit any of its Subsidiaries to make, any optional payment or prepayment on or redemption, defeasance or purchase of any Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness under the July 1998 Term Loan Facility, the February 1997 Five-Year Agreement and Amendment, the June 1997 364-Day Agreement and Amendment or Indebtedness under Financing Leases in an aggregate amount not to exceed $50,000,000 in any fiscal year of the Company), or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment or principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest there or which would not be adverse to the Banks.


     (f) The February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new paragraphs immediately after Section 8G reading as follows:

          "SECTION 8H. Indebtedness of Subsidiaries. Paragraph (b) of subsection 5.1 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:

               `(b) Each of the Company and its Subsidiaries will promptly pay when due, or in conformance with customary trade terms, all other Indebtedness and liabilities incident to its operations; provided, however, that any such Indebtedness or liability need not be paid if the validity or amount thereof shall currently be contested in good faith and if the Company or the Subsidiary in question shall have set aside on its books appropriate reserves with respect thereto. The Subsidiaries will not create, incur, assume or suffer to exist any Indebtedness, except: (i) Indebtedness outstanding on the date hereof and listed on Schedule III; (ii) Indebtedness that is owing to the Company or any other Subsidiary; (iii) Indebtedness incurred pursuant to an accounts receivable program and (iv) additional Indebtedness at any time outstanding in an aggregate principal amount not to exceed 10% of Consolidated Assets.'.

          "SECTION 8I. Sales of Assets. Subsection 5.10 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:


               `5.10 Sales of Assets. The Company and its Subsidiaries may from time to time sell or otherwise dispose of all or any part of their respective assets; provided, however, that in any fiscal year, the Company and its Subsidiaries will not (a) sell or dispose of (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction), outside of the ordinary course of business, to Persons other than the Company and its Subsidiaries, assets constituting in the aggregate more than 12% of Consolidated Assets of the Company and its Subsidiaries as at the end of the immediately preceding fiscal year (excluding an amount equal to the book value of those assets the Net Cash Proceeds from the disposition of which have been applied to prepay the outstanding revolving credit loans under the June 1997 364-Day Agreement and Amendment in accordance with subsection 2.18 thereof) and (b) exchange with any Persons other than the Company and its Subsidiaries any asset or group of assets for another asset or group of assets unless (i) such asset or group of assets are exchanged for an asset or group of assets of a substantially similar type or nature, (ii) on a pro forma basis both before and after giving effect to such exchange, no Default or Event of Default shall have occurred and be continuing, (iii) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the asset or group of assets being transferred by the Company or such Subsidiary and the asset or group of assets being acquired by the Company or such Subsidiary are substantially equal and (iv) the aggregate of (x) all assets of the Company and its Subsidiaries sold pursuant to subsection 5.10(a) (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction) (excluding an amount equal to the book value of those assets the Net Cash Proceeds from the disposition of which have been applied to prepay the outstanding revolving credit loans under the June 1997 364-Day Agreement and Amendment in accordance with subsection 2.18 thereof) and (y) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all assets of the Company and its Subsidiaries exchanged pursuant to this subsection 5.10(b) does not exceed 20% of Consolidated Assets of the Company and its Subsidiaries as at the end of the immediately preceding fiscal year.'"

          "SECTION 8J. Application of Proceeds of Loans. Subsection 2.16 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               `2.16 Application of Proceeds of Loans. Subject to the provisions of the following sentence, the Company may use the proceeds of the Loans for any lawful corporate purpose. the Company will not, directly or indirectly, apply any part of the proceeds of any such Loan for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U, or to refund any indebtedness incurred for such purpose, except in a manner which is not in violation of Regulations U and X.'.

          "SECTION 8K. Company Officers' Certificate. Subsection 4.3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               `4.3 Company Officers' Certificate. The representations and warranties contained in Section 3 (as qualified by the disclosures in (i) the Company's

          Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended June 30, 1997, September 30, 1997 and March 31, 1998 and (iii) the Company's Report on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998 and May 27, 1998, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks) shall be true and correct in all material respects on the Closing Date and on and as of each Borrowing Date with the same force and effect as though made on and as of such date; no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; between December 31, 1994 and such Borrowing Date, neither the business nor assets, nor the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis shall have been adversely affected in any material manner as a result of any fire, flood, explosion, accident, drought, strike, lockout, riot, sabotage, confiscation, condemnation, or any purchase of any property by Governmental Authority, activities of armed forces, acts of God or the public enemy, new or amended legislation, regulatory order, judicial decision or any other event or development whether or not related to those enumerated above (all subject to the disclosures enumerated above); and the Agent shall have received a certificate containing a representation to these effects dated such Borrowing Date and signed by a Responsible Officer.'.

          3. Effective Date; Conditions Precedent. This Fourth Amendment will become effective on July 10, 1998 (the "Effective Date") subject to the compliance by the Company with its agreements herein contained and to the satisfaction on or before the Effective Date of the following further conditions:

               (a) Loan Documents. The Agent shall have received copies of this Fourth Amendment, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and executed and delivered by the Required Banks.

               (b) Company Officers' Certificate. The representations and warranties contained in Section 3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into, and as amended by, the February 1997 Five-Year Agreement and Amendment (as qualified by the disclosures in (i) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended June 30, 1997, September 30, 1997 and March 31, 1998 and (iii) the Company's Report on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998 and May 27, 1998, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks) shall be true and correct in all material respects on the Effective Date with the same force and effect as though made on and as of such date; on and as of the Effective Date and after giving effect to this Fourth Amendment, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured); and the Agent shall have received a certificate containing a representation to these effects dated the Effective Date and signed by a Responsible Officer.

               (c) Term Loan Facility. The Company shall have entered into a senior term loan facility, structured and arranged by Chase to be used for general corporate purposes, including for the repurchase of shares of common stock of the Company (including any "synthetic" acquisitions through equity derivatives), on terms and conditions satisfactory to Chase.

          4. Legal Obligation. The Company represents and warrants to each Bank that this Fourth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5. Continuing Effect; Application. Except as expressly amended hereby, the February 1997 Five-Year Agreement and Amendment shall continue to be and shall remain in full force and effect in accordance with its terms.

          6. Expenses. The Company agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Fourth Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          7. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8. Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   COLUMBIA/HCA HEALTHCARE CORPORATION


                                   By:  /s/ DAVID G. ANDERSON
                                       -----------------------------------------
                                        Name:  David G. Anderson
                                        Title: Vice President Finance and
                                               Treasurer


                                   THE CHASE MANHATTAN BANK, as Agent, as CAF
                                   Loan Agent and as a Bank


                                   By:  /s/ DAWN LEE LUM
                                       -----------------------------------------
                                        Name:  Dawn Lee Lum
                                        Title: Vice President


                                   ABN AMRO BANK N.V., as a Bank


                                   By:  /s/ THOMAS S. THORNHILL
                                       -----------------------------------------
                                        Name:  Thomas S. Thornhill
                                        Title: Group Vice President


                                   By:  /s/ STEVEN L. HIPSMAN
                                       -----------------------------------------
                                        Name:  Steven L. Hipsman
                                        Title: Vice President


                                   ARAB BANK PLC, GRAND CAYMAN BRANCH, as a Bank


                                   By:  /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                        Name:
                                        Title:

                                   BANCA MONTE DEI PASCHI DI SIENA SpA,
                                   as a Bank


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   BANCA NAZIONALE del LAVORO, SpA, as a Bank


                                   By:  /s/ LEONARDO VALENTINI
                                       -----------------------------------------
                                        Name:  Leonardo Valentini
                                        Title: First Vice President

                                   By:  /s/ ROBERTO MANCONE
                                       -----------------------------------------
                                        Name:  Roberto Mancone
                                        Title: AVP Senior Loan Officer


                                   BANK ONE TEXAS, N.A., as a Bank


                                   By:  /s/ JAMES B. LUKOWICZ
                                       -----------------------------------------
                                        Name:  James B. Lukowicz
                                        Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Co-Agent and as a Bank


                                   By:  /s/ J. GREGORY SEIBLY
                                       -----------------------------------------
                                        Name:  J. Gregory Seibly
                                        Title: Vice President


                                   THE BANK OF NEW YORK, as a Co-Agent and as a Bank


                                   By:  /s/ ANN MARIE HUGHES
                                       -----------------------------------------
                                        Name:  Ann Marie Hughes
                                        Title: Vice President

                                   THE BANK OF NOVA SCOTIA, as a Bank


                                   By:  /s/ W.J. BROWN
                                       -----------------------------------------
                                        Name:  W.J. Brown
                                        Title: Vice President


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Bank


                                   By:  /s/ DOUGLAS J. WEIR
                                       -----------------------------------------
                                        Name:  Douglas J. Weir
                                        Title: Vice President


                                   BANK OF YOKOHAMA, as a Bank


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   BANQUE NATIONALE DE PARIS -Houston Agency, as a Bank


                                   By:  /s/ HENRY F. SETINA
                                       -----------------------------------------
                                        Name:  Henry F. Setina
                                        Title: Vice President


                                   BARNETT BANK, N.A., as a Bank


                                   By:  /s/ KEVIN WAGLEY
                                       -----------------------------------------
                                        Name:  Kevin Wagley
                                        Title: Vice President

                                   CITIBANK, N.A., as a Bank


                                   By:  /s/ MARGARET AU BROWN
                                       -----------------------------------------
                                        Name:  Margaret Au Brown
                                        Title: Managing Director


                                   COMERICA BANK, as a Bank

                                   By:  /s/ COLLEEN M. MURPHY
                                       -----------------------------------------
                                        Name:  Colleen M. Murphy
                                        Title: Assistant Vice President


                                   CORESTATES BANK, N.A., as a Bank


                                   By:  /s/ JAMES A. HOBENSACK
                                       -----------------------------------------
                                        Name:  James A. Hobensack
                                        Title: Senior Vice President


                                   CRESTAR BANK, as a Bank


                                   By:  /s/ C. GRAY KEY
                                       -----------------------------------------
                                        Name:  C. GRAY KEY
                                        Title: Vice President


                                   THE DAI-ICHI KANGYO BANK, LIMITED, as a Bank


                                   By:  /s/ TATSUJI NOGUCHI
                                       -----------------------------------------
                                        Name:  Tatsuji Noguchi
                                        Title: Chief Representative

                                   DEN DANSKE BANK AKTIESELSKAB, as a Bank
                                   CAYMAN ISLANDS BRANCH c/o New York Branch


                                   By:  /s/ JOHN O'NEILL
                                       -----------------------------------------
                                        Name:  John O'Neill
                                        Title: Vice President


                                   By:  /s/ DENNIS T. SHUGRUE
                                       -----------------------------------------
                                        Name:  Dennis T. Shugrue
                                        Title: International Banking Officer


                                   DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCH, as a Co-Agent and as a Bank


                                   By:  /s/ SUSAN L. PEARSON
                                       -----------------------------------------
                                        Name:  Susan L. Pearson
                                        Title: Director


                                   By:  /s/ HANS-JOSEF THIELE
                                       -----------------------------------------
                                        Name:  Hans-Josef Thiele
                                        Title: Director


                                   FIRST AMERICAN NATIONAL BANK, as a Bank


                                   By:  /s/ SANDY HAMRICK
                                       -----------------------------------------
                                        Name:  Sandy Hamrick
                                        Title: Senior Vice President


                                   FIRST HAWAIIAN BANK, as a Bank


                                   By:  /s/ CHARLES L. JENKINS
                                       -----------------------------------------
                                        Name:  Charles L. Jenkins
                                        Title: Vice President and Manager

                                   THE FIRST NATIONAL BANK OF CHICAGO, as a Bank


                                   By:  /s/ L. RICHARD SCHILLER
                                       -----------------------------------------
                                        Name:  L. Richard Schiller
                                        Title: Vice President


                                   FIRST UNION NATIONAL BANK, as a Bank


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   FLEET NATIONAL BANK, as a Co-Agent and as a Bank


                                   By:  /s/ MARYANN S. SMITH
                                       -----------------------------------------
                                        Name:  Maryann S. Smith
                                        Title: Vice President


                                   THE FUJI BANK LIMITED, as a Co-Agent and as a Bank


                                   By:  /s/ TOSHIHIRO MITSUI
                                       -----------------------------------------
                                        Name:  Toshihiro Mitsui
                                        Title: Senior Vice President and
                                               Joint General Manager


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   ATLANTA AGENCY, as a Co-Agent and as a Bank


                                   By:  /s/ KOICHI HASEGAWA
                                       -----------------------------------------
                                        Name:  Koichi Hasegawa
                                        Title: Senior Vice President and
                                               Deputy General Manager

                                   KEYBANK NATIONAL ASSOCIATION, as a Bank


                                   By:  /s/ THOMAS J. PURCELL
                                       -----------------------------------------
                                        Name:  Thomas J. Purcell
                                        Title: Vice President


                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION, as a Bank


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   THE MITSUI TRUST AND BANKING COMPANY,
                                   LIMITED, NEW YORK BRANCH, as a Bank


                                   By:  /s/ MARGARET HOLLOWAY
                                       -----------------------------------------
                                        Name:  Margaret Holloway
                                        Title: Vice President & Manager


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Bank

                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   NATIONAL CITY BANK OF KENTUCKY, as a Bank


                                   By:  /s/ DENY SCOTT
                                       -----------------------------------------
                                        Name:  Deny Scott
                                        Title: Vice President

                                   NATIONSBANK, N.A. as a Co-Agent and as a Bank


                                   By:  /s/ KEVIN WAGLEY
                                       -----------------------------------------
                                        Name:  Kevin Wagley
                                        Title: Vice President


                                   THE NORINCHUKIN BANK, NEW YORK BRANCH,
                                   as a Bank


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   THE NORTHERN TRUST COMPANY, as a Bank


                                   By:  /s/ CHRISTINA L. JAKUC
                                       -----------------------------------------
                                        Name:  Christina L. Jakuc
                                        Title: Second Vice President


                                   PNC BANK, N.A., as a Co-Agent and as a Bank


                                   By:  /s/ KATHRYN M. BOHR
                                       -----------------------------------------
                                        Name:  Kathryn M. Bohr
                                        Title: Vice President


                                   THE SAKURA BANK, LTD. NEW YORK BRANCH,
                                   as a Lead Manager and as a Bank


                                   By:  /s/ YASUMASA KIKUCHI
                                       -----------------------------------------
                                        Name:  Yasumasa Kikuchi
                                        Title: Senior Vice President

                                   THE SUMITOMO BANK, LIMITED,  as a
                                   Lead Manager and as a Bank


                                   By:  /s/ GARY FRANKE
                                       -----------------------------------------
                                        Name:  Gary Franke
                                        Title: Vice President & Manager


                                   THE SUMITOMO TRUST & BANKING CO., LTD.,
                                   NEW YORK BRANCH, as a Bank


                                   By:  /s/ STEPHEN STRATICI
                                       -----------------------------------------
                                        Name:  Stephen Stratici
                                        Title: Vice President


                                   SUNTRUST BANK, NASHVILLE, N.A., as a
                                   Lead Manager and as a Bank


                                   By:  /s/ MARK D. MATTSON
                                       -----------------------------------------
                                        Name:  Mark D. Mattson
                                        Title: Vice President


                                   THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as a Bank


                                   By:  /s/ SHINICHI NAKATANI
                                       -----------------------------------------
                                        Name:  Shinichi Nakatani
                                        Title: Assistant General Manager


                                   TORONTO DOMINION (TEXAS), INC., as a
                                   Co-Agent and as a Bank


                                   By:  /s/ JORGE A. GARCIA
                                       -----------------------------------------
                                        Name:  Jorge A. Garcia
                                        Title: Vice President

                                   THE TOYO TRUST & BANKING CO., LTD., as a Bank


                                   By:  /s/ T. MIKUMO
                                       -----------------------------------------
                                        Name:  T. MIKUMO
                                        Title: Vice President


                                   UBS AG, NEW YORK BRANCH, as a Co-Agent and as a Bank


                                   By:  /s/ LEO L. BALTZ
                                       -----------------------------------------
                                        Name:  Leo L. Baltz
                                        Title: Director


                                   By:  /s/ EDUARDO SALAZAR
                                       -----------------------------------------
                                        Name:  Eduardo Salazar
                                        Title: Executive Director


                                   UNION PLANTERS BANK, N.A.

                                   By:  /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   WACHOVIA BANK OF GEORGIA, N.A., as a
                                   Co-Agent and as a Bank


                                   By:  /s/ KENNETH WASHINGTON
                                       -----------------------------------------
                                        Name:  Kenneth Washington
                                        Title: Vice President


                                   WELLS FARGO BANK, N.A., as a Lead Manager and as a Bank


                                   By:  /s/ DONALD A. HARTMANN
                                       -----------------------------------------
                                        Name:  Donald A. Hartmann
                                        Title: Senior Vice President


                                   By:  /s/ TIMOTHY A. McDEVITT
                                       -----------------------------------------
                                        Name:  Timothy A. McDevitt
                                        Title: Vice President

                                   YASUDA TRUST AND BANKING, as a Bank


                                   By:  /s/ JUNICHIRO KAWAMURA
                                       -----------------------------------------
                                        Name:  Junichiro Kawamura
                                        Title: Vice President